Exhibit 10

British
Columbia

Mineral Titles Online Viewer

Public Access

Tenure Detail

Tenure Number ID           521269
Tenure Type                Mineral (M)
Tenure Sub Type            Claim (C)
Title Type                 Mineral Cell Title Submission (MCX)
Mining Division
Good To Date               2006/OCT/17
Issue Date                 2005/OCT/17
Termination Type
Termination Comments
Termination Date
Tag Number
Claim Number               LBT
Old Tenure Code
Area in Hectares           516.309

Map Numbers                092J

Owners                     201618 Thomas Gelfand 100%

Agents                     201618 Thomas Gelfand CEXT (4051703)


Government of British Columbia

http://www.mtonline.gov.bc.ca/mtov/tenureDetail.do